EXHIBIT 10.1

AGREEMENT BY AND BETWEEN

ACCREDITED VENTURE CAPITAL, LLC AND
ADEONA PHARMACEUTICALS, INC.
DATED JANUARY 14, 2009

This Agreement dated, January 14, 2009, is made between Adeona Pharmaceuticals, Inc., A Delaware corporation (“Adeona”) and Accredited Venture Capital, LLC, a Delaware limited liability company (“AVC”) (together, the “Parties”).

WHEREAS, AVC is the holder of warrants to purchase 832,606 shares of common shares of Adeona exercisable at $2.22 per share which expire on October 29, 2011 and are callable by Adeona provided that the common shares underlying such warrants are covered by an effective resale registration statement (the “Callable Warrants”);

WHEREAS, AVC is the holder of warrants to purchase 381,020 shares of common stock of Adeona exercisable at $2.22 per share which expire on November 27, 2016 and warrants to purchase 7,651 shares of common stock of Adeona exercisable at $3.30 per share which expire on May 30, 2015, each of which by their terms are not callable (together,  the “Noncallable Warrants”);

WHEREAS, AVC is the holder of 7,086.379 shares of common stock of Adeona (the “Common Stock”);

WHEREAS, in order to comply with the Rule 415 limitations raised in connection with the Form SB-2 resale registration statement filed by Adeona on December 15, 2006, and in order facilitate and expedite the effectiveness of such registration statement, AVC agreed to temporarily suspended its right to include any of the Common Stock, the shares underlying the Callable Warrants and the shares underlying the Noncallable Warrants in such resale registration statement;

WHEREAS, the Parties desire to reduce the number of shares of common stock of Adeona issuable upon the exercise of outstanding securities and to cancel the Callable Warrants and Noncallable Warrants held by AVC; and

WHEREAS, Adeona is willing to agree to file and have declared effective a registration statement covering the resale of Common Stock held by AVC.

NOW THEREFORE, the Parties hereby agree as follows:

1.	The Callable Warrants held by AVC (exercisable for 832,606 shares of common stock of Adeona) are hereby cancelled.

2.	The Noncallable Warrants held by AVC (exercisable for 388,671 shares of common stock of Adeona) are hereby cancelled.

3.
Adeona hereby agrees to (i) effect the registration under the Securities Act of 1933, as amended or any successor statute thereto, and the rules and regulations of the Securities and Exchange Commission (“SEC”) promulgated from time to time thereunder, all as in effect at the time (the “1933 Act”), of all of the Common Stock as soon as practicable and in any event within thirty (30) days of the date hereof, (ii) have the registration statement filed with the SEC to effectuate such registration declared effective within 60 days of filing, and (iii) maintain the effectiveness of such registration statement until such time as the Common Stock may be sold publically pursuant to an available exemption from registration (the “Effectiveness Period”) and, to the extent permissible, upon request of the holder cause to be removed any legend from certificates evidencing such shares.

4.	In furtherance of its obligations under Section 3 Adeona shall, at its sole cost and expense:

i.
(a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during the Effectiveness Period; (b) notify AVC, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements as may be required on account of such event and use its best efforts to cause each such amendment and supplement to become effective; (c) furnish to AVC such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the public sale or other disposition of Common Stock (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states and jurisdictions as shall be reasonably requested by AVC, except that Adeona shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or file a general consent to service of process in any such state or jurisdiction;

ii.
Apply for listing and use its best efforts to list the Common Stock being registered on any national securities exchange on which a class of Adeona’s equity securities is listed or, if Adeona does not then have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Common Stock being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.’

iii.
Without in any way limiting the types of registrations to which this Section 1 shall apply, in the event that Adeona shall effect a “shelf registration” under Rule 415 promulgated under the 1933 Act, it shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit AVC to include the Common Stock in such registration in accordance with the terms of this Section 4;

iv.
Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the 1933 Act (“Rule 144”), at all times after 90 days after the effective date of the first registration statement filed by Adeona for the offering of its securities to the general public and furnish to AVC, so long as AVC owns any Common Stock, forthwith upon request (1) a written statement by Adeona as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3.

5.
This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and permitted assigns of the respective parties hereto. Adeona shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of AVC.

6.	This Agreement shall be governed by and construed in accordance with the laws of the state in which Adeona, or its successor, is incorporated.

7.
Adeona recognizes, acknowledges and agrees that the rights of AVC under this Agreement are unique, and, accordingly, AVC shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce the rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law.  This Agreement is not intended to limit or abridge any rights of AVC which may exist apart from this Agreement.

8.
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year written above.

ADEONA PHARMACEUTICALS, INC.	ACCREDITED VENTURE CAPITAL, LLC

By: PHARMAINVESTORS LLC
Managing Member of
Accredited Venture Capital, LLC

By:	/s/ Nicholas Stergis	By:	/s/ Steve H. Kanzer
Name: Nicholas Stergis		Managing Member of
Its: Chief Executive Officer		Pharmainvestors, LLC